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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM JAPAN GROWTH FUND

                       Supplement dated January 10, 2001
                      to the Prospectus dated May 1, 2000


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGERS" on page 4 of the prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio are

         o Andrew Callender, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1990.

         o Ikuo Suzuki, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1991."